                                                                   EXHIBIT h(2)h


                                 AMENDMENT NO. 7
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware statutory trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


PORTFOLIOS                                                                  EFFECTIVE DATE OF AGREEMENT
----------                                                                  ---------------------------

AIM Developing Markets Fund                                                       September 1, 2001
AIM Global Energy Fund                                                            September 1, 2001
AIM Global Financial Services Fund                                               September 11, 2000
AIM Global Health Care Fund                                                       September 1, 2001
AIM Global Science and Technology Fund                                            September 1, 2001
AIM Libra Fund                                                                    November 1, 2002"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: June 23, 2003

                                             A I M ADVISORS, INC.


Attest: /s/ JOHN H. LIVELY                   By: /s/ MARK H. WILLIAMSON
        --------------------------------         -------------------------------
             Assistant Secretary                    Mark H. Williamson
                                                    President

(SEAL)


                                             AIM INVESTMENT FUNDS


Attest: /s/ JOHN H. LIVELY                   By: /s/ ROBERT H. GRAHAM
        --------------------------------         -------------------------------
             Assistant Secretary                    Robert H. Graham
                                                    President

(SEAL)